Accrued Royalties	12 Months Ended
Dec. 31, 2024
Accrued Royalties [Abstract]
ACCRUED ROYALTIES

NOTE 8 – ACCRUED ROYALTIES:

Accrued royalties related to the Company’s licensing agreements with various parties that provided gaming software to the Company. These licensing agreements contain obligations to pay royalty fees ranging from 5% to 50% of either gross or net revenue, and a flat fee per end user of $0.50, subject to an obligation to pay minimum annual royalties of $50,000 as specified in the licensing agreements. As part of the Share Exchange, the Company assumed accrued royalties in the amount of $714,194, and accrued an additional $6,438 subsequent to the Share Exchange. As the statute of limitations for the collection of the royalties had passed, the Company retired the royalty accrual amounting to $720,632 during the fourth quarter of 2023 and ceased to accrue any further amounts.